UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021 (May 18, 2021)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit 602, Block B, 6 Floor,
Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 21, 2021, Value Exchange International, Inc. (“Company”) issued a press release announcing its financial results for the quarter ended March 31, 2021 and items stated in Item 8.01 below. A copy of the press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Current Report on Form 8-K, the information contained in Items 2.02 and 7.01 of this Form Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMEN OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective May 18, 2021, Mr. Lum Kan Fai was appointed as an outside director of the Company. Mr. Lum currently is the President of Digital Group of Document Security Systems, Inc. (“DSS”), a New York Stock Exchange listed company and the President of DSS Asia, a subsidiary of DSS. Mr. Lum is responsible for profit and loss, long term development of DSS’ digital product division and the Asia Pacific operations of DSS. Mr. Lum was the founder, and since 2009 has served as Chief Executive Officer, of FUNboxx Ltd. Prior to that, Mr. Lum held senior management positions with Vitop Holding, a Hong Kong listed company, York International (Now Johnson Controls), Apple, Inc. and Datacraft Asia. Mr. Lum graduated from the University of Essex (UK) in 1985, with a first class honor degree in Computer and Communication Engineering.

Mr. Lum has no family or other relationship with the management members of the Company.

Mr. Lum’s appointment as a director was required under the previously disclosed Securities Purchase Agreement, dated April 5, 2021 and signed by all parties as of April 8, 2021, by the Company and GigWorld, Inc., a Delaware corporation and a reporting company under the Exchange Act. The Agreement was disclosed in a Current Report on Form 8-K filed by the Company with the Commission on April 19, 2021 and is attached thereto as Exhibit 10.1.

ITEM 7.01REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated by reference herein.

ITEM 8.01. OTHER MATTERS.

The Company intends to commence conference calls and webcasts to discuss financial results commencing with the second fiscal quarter of 2021.

Due to the need to find engage a new payment agent for disbursement of the Company’s first cash dividend distribution to holders of Common Stock of the Company, as of the record date of April 16, 2021, the payment of the cash dividend will be delayed until the latter half of June 2021. The Company will announce a payment date when arrangements are finalized with the new payment agent.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 21, 2021, issued by Value Exchange International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Kenneth Tan
Name:	Kenneth Tan
Title:	Chief Executive Officer
Date:	May 21, 2021

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 21, 2021, issued by Value Exchange International, Inc.